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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   JUNE 18, 2003
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                               GUIDANT CORPORATION
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             (Exact name of registrant as specified in its charter)

        INDIANA                       001-13388                 35-1931722
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


    111 MONUMENT CIRCLE, SUITE 2900
        INDIANAPOLIS, INDIANA                                   46204
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (317) 971-2000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99:  Financial Schedules (furnished)

ITEM 9.  REGULATION FD DISCLOSURE

         The schedules attached hereto as Exhibit 99 are furnished hereunder pursuant to Item 12 under Item 9 of this Form 8-K. The schedules reflect the reclassification of the financial statements to reflect the treatment of the company's business for the treatment of abdominal aortic aneurysms as discontinued operations, in accordance with GAAP. The company has made the schedules available on the reconciliations page of the investor relations portion of its web site (none of which is incorporated herein by reference).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               GUIDANT CORPORATION



Date:  June 18, 2003           By: /s/ Debra F. Minott
                                   Vice President, General Counsel and Secretary




                                  EXHIBIT INDEX

Exhibit 99        Financial Schedules






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